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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 4, 2003

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
           (Exact name of Registrants as Specified in their Charters)





            Delaware                 001-14387              06-1522496
            Delaware                 001-13663              06-1493538
------------------------------    -------------       --------------------
(States or Other Jurisdictions     (Commission            (IRS Employer
        of Incorporation)         file Numbers)       Identification Nos.)


         Five Greenwich Office Park, Greenwich, Connecticut    06830
         --------------------------------------------------  ----------
            (Address of Principal Executive Offices)         (Zip Code)

        Registrants' telephone number, including area code (203) 622-3131
                                                           --------------


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Item 5. Other
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        On April 4, 2003, United Rentals, Inc., issued the press release attached hereto as exhibit 99.1.

Exhibit
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99.1    Press release of United Rentals, Inc., dated April 4, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of April, 2003.

                            UNITED RENTALS, INC.


                            By:     /s/ John N. Milne
                                 --------------------------------------------
                                 Name:  John N. Milne
                                 Title: President and Chief Financial Officer

                            UNITED RENTALS (NORTH AMERICA), INC.


                            By:     /s/ John N. Milne
                                 --------------------------------------------
                                 Name:  John N. Milne
                                 Title: President and Chief Financial Officer

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